UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2003

CWABS, Inc. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC3)


                                   CWABS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                      333-105643                95-4596514
----------------------------         -----------             -------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
of Incorporation)                    File Number)            Identification No.)

4500 Park Granada
Calabasas, California                                              91302
---------------------                                            ---------
  (Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (818) 225-3237


--------------------------------------------------------------------------------

Item 5.  Other Events.
----------------------


Description of the Mortgage Pool*
---------------------------------


     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York, as trustee, providing for the issuance of the Company's Asset-Backed Certificates, Series 2003-BC3.

















____________________________

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated June 19, 2003 and the Prospectus Supplement dated June 25, 2003 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2003-BC3.

Mortgage Loan Statistics
------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

                  MORTGAGE LOAN PROGRAMS FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                      PERCENT OF
                                      NUMBER          AGGREGATE       AGGREGATE
                                        OF            PRINCIPAL       PRINCIPAL
                                     MORTGAGE          BALANCE         BALANCE
LOAN PROGRAMS                          LOANS         OUTSTANDING     OUTSTANDING
----------------------------------   --------       ------------     -----------
6 Month LIBOR.....................       1          $     37,826         0.01%
2-Year/8-Year LIBOR...............       1                47,729         0.01
2-Year/13-Year LIBOR..............       2               145,688         0.03
2-Year/28-Year LIBOR..............   2,217           321,030,465        61.12
3-Year/12-Year LIBOR..............       1               107,409         0.02
3-Year/27-Year LIBOR..............     625            83,801,259        15.95
5-Year/25-Year LIBOR..............      15             2,077,129         0.40
Fixed 10-Year.....................      12               807,884         0.15
Fixed 15-Year.....................     121            11,288,102         2.15
Fixed 20-Year.....................      52             4,740,716         0.90
Fixed 30-Year.....................     747            94,706,017        18.03
Fixed 30-Year/15-Year Balloon.....      66             6,462,219         1.23
                                     -----          ------------       ------
         Total....................   3,860          $525,252,443       100.00%
                                     =====          ============       ======

                      MORTGAGE LOAN PRINCIPAL BALANCES FOR
                               THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                     PERCENT OF
                                             NUMBER     AGGREGATE     AGGREGATE
                                               OF       PRINCIPAL     PRINCIPAL
                                            MORTGAGE     BALANCE       BALANCE
RANGE OF MORTGAGE LOAN PRINCIPAL BALANCES     LOANS    OUTSTANDING   OUTSTANDING
-----------------------------------------   --------  ------------   -----------
Up to $25,000............................        4    $     82,084       0.02%
$25,000.01 to $50,000....................      223       9,362,329       1.78
$50,000.01 to $75,000....................      694      44,105,178       8.40
$75,000.01 to $100,000...................      697      61,221,862      11.66
$100,000.01 to $150,000..................      988     121,097,140      23.06
$150,000.01 to $200,000..................      582     100,209,601      19.08
$200,000.01 to $250,000..................      297      65,904,924      12.55
$250,000.01 to $300,000..................      180      49,275,443       9.38
$300,000.01 to $350,000..................       88      28,760,512       5.48
$350,000.01 to $400,000..................       63      23,742,308       4.52
$400,000.01 to $450,000..................       15       6,392,939       1.22
$450,000.01 to $500,000..................       21      10,110,230       1.92
$500,000.01 to $550,000..................        1         501,068       0.10
$550,000.01 to $600,000..................        3       1,729,422       0.33
$600,000.01 to $650,000..................        2       1,257,379       0.24
$700,000.01 to $750,000..................        1         749,471       0.14
$750,000.01 to $800,000..................        1         750,554       0.14
                                             -----    ------------     ------
         Total...........................    3,860    $525,252,443     100.00%
                                             =====    ============     ======

____________

* The average Principal Balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately $136,076.

                      MORTGAGE RATES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                     PERCENT OF
                                    NUMBER         AGGREGATE         AGGREGATE
                                      OF           PRINCIPAL         PRINCIPAL
                                   MORTGAGE         BALANCE           BALANCE
RANGE OF MORTGAGE RATES (%)          LOANS        OUTSTANDING       OUTSTANDING
---------------------------        --------       -----------       -----------
 5.001 -  5.500 ...........             5        $    488,360           0.09%
 5.501 -  6.000............            25           4,017,197           0.76
 6.001 -  6.500............           280          47,067,307           8.96
 6.501 -  7.000............           539          90,511,176          17.23
 7.001 -  7.500............           665         102,254,232          19.47
 7.501 -  8.000............           628          85,656,618          16.31
 8.001 -  8.500............           555          70,597,244          13.44
 8.501 -  9.000............           555          66,182,972          12.60
 9.001 -  9.500............           272          27,923,548           5.32
 9.501 - 10.000............           213          20,427,206           3.89
10.001 - 10.500 ...........            62           5,878,568           1.12
10.501 - 11.000 ...........            44           3,033,325           0.58
11.001 - 11.500 ...........             8             714,910           0.14
11.501 - 12.000 ...........             7             386,046           0.07
12.501 - 13.000 ...........             2             113,735           0.02
                                    -----        ------------         ------
         Total.............         3,860        $525,252,443         100.00%
                                    =====        ============         ======

____________
* The weighted average Mortgage Rate of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.799% per annum.



            REMAINING TERMS TO STATED MATURITY FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                      PERCENT OF
                                     NUMBER         AGGREGATE         AGGREGATE
                                       OF           PRINCIPAL         PRINCIPAL
                                    MORTGAGE         BALANCE           BALANCE
REMAINING TERM (MONTHS)               LOANS        OUTSTANDING       OUTSTANDING
-------------------------------     --------      ------------       -----------
  1 - 120......................         13        $    855,614           0.16%
121 - 180......................        190          18,003,419           3.43
181 - 300......................         52           4,740,716           0.90
301 - 360......................      3,605         501,652,695          95.51
                                     -----        ------------         ------
         Total.................      3,860        $525,252,443         100.00%
                                     =====        ============         ======

____________
* The weighted average remaining term to maturity of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 350 months.

                   LOAN-TO-VALUE RATIOS FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                     PERCENT OF
                                       NUMBER       AGGREGATE        AGGREGATE
                                         OF         PRINCIPAL        PRINCIPAL
                                      MORTGAGE       BALANCE          BALANCE
RANGE OF LOAN-TO-VALUE RATIOS (%)       LOANS      OUTSTANDING      OUTSTANDING
---------------------------------     --------     -----------      -----------
Up to 50.00........................       200      $ 22,241,020         4.23%
50.01 -  55.00.....................       108        16,868,769         3.21
55.01 -  60.00.....................       118        16,831,173         3.20
60.01 -  65.00.....................       150        20,739,007         3.95
65.01 -  70.00.....................       275        37,029,643         7.05
70.01 -  75.00.....................       464        64,462,222        12.27
75.01 -  80.00.....................     1,586       230,602,602        43.90
80.01 -  85.00.....................       351        39,832,319         7.58
85.01 -  90.00.....................       364        46,166,545         8.79
90.01 -  95.00.....................       199        24,426,858         4.65
95.01 - 100.00.....................        45         6,052,285         1.15
                                        -----      ------------       ------
        Total......................     3,860      $525,252,443       100.00%
                                        =====      ============       ======

__________
* The weighted average Loan-to-Value Ratio of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 76.49%.

               STATE DISTRIBUTION OF THE MORTGAGED PROPERTIES FOR
                       MORTGAGE LOANS IN THE MORTGAGE POOL

                                                                      PERCENT OF
                                     NUMBER        AGGREGATE          AGGREGATE
                                       OF          PRINCIPAL          PRINCIPAL
                                    MORTGAGE        BALANCE            BALANCE
          STATE                      LOANS        OUTSTANDING        OUTSTANDING
-----------------------------      ----------     ------------       -----------
Alabama......................          18         $  1,996,326            0.38%
Arizona......................         105           12,467,803            2.37
Arkansas.....................          16              962,653            0.18
California...................         882          176,781,847           33.66
Colorado.....................          57            8,685,408            1.65
Connecticut .................          37            5,061,891            0.96
Delaware ....................          15            1,595,464            0.30
Florida......................         489           57,015,301           10.85
Georgia......................          10            1,073,189            0.20
Hawaii.......................           7            1,186,894            0.23
Idaho........................          12              945,126            0.18
Illinois.....................         150           20,193,366            3.84
Indiana......................          84            6,866,822            1.31
Iowa.........................          34            2,694,183            0.51
Kansas.......................          34            2,979,485            0.57
Kentucky.....................          45            3,821,118            0.73
Louisiana....................          38            3,122,846            0.59
Maryland.....................          60           10,572,762            2.01
Maine........................          57           10,689,499            2.04
Michigan.....................         207           21,626,393            4.12
Minnesota....................         106           15,098,661            2.87
Mississippi..................          21            1,680,532            0.32
Missouri.....................         125           11,759,996            2.24
Montana......................           5              395,717            0.08
Nebraska.....................          19            1,686,654            0.32
Nevada.......................          45            6,568,092            1.25
New Hampshire................          26            3,635,069            0.69
New Jersey...................          93           15,294,734            2.91
New Mexico ..................          11              956,894            0.18
New York.....................          59            9,535,635            1.82
North Carolina...............          17            3,083,200            0.59
North Dakota.................           4              353,529            0.07
Ohio.........................         218           19,779,099            3.77
Oklahoma.....................          33            2,495,320            0.48
Oregon.......................          28            3,735,411            0.71
Pennsylvania.................         126           13,418,121            2.55
Rhode Island.................          30            3,809,067            0.73
South Carolina...............          36            3,878,435            0.74
South Dakota ................           2              154,482            0.03
Tennessee....................          63            5,256,113            1.00
Texas........................         153           15,629,434            2.98
Utah.........................          19            2,487,578            0.47
Vermont .....................           2              200,944            0.04

Virginia.....................          98           13,548,438            2.58
Washington...................          93           14,075,437            2.68
West Virginia ...............          12              935,391            0.18
Wisconsin....................          56            5,272,618            1.00
Wyoming .....................           3              189,463            0.04
                                    -----         ------------          ------
         Total...............       3,860         $525,252,443          100.00%
                                    =====         ============          ======

               CREDIT BUREAU RISK SCORES(1) FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                    PERCENT OF
                                       NUMBER       AGGREGATE       AGGREGATE
                                         OF         PRINCIPAL       PRINCIPAL
                                      MORTGAGE       BALANCE         BALANCE
CREDIT BUREAU RISK SCORES              LOANS       OUTSTANDING     OUTSTANDING
----------------------------------    --------    ------------     ------------
801 - 820 ........................       2        $    157,963         0.03%
781 - 800.........................      10           1,977,787         0.38
761 - 780 ........................      17           2,207,042         0.42
741 - 760 ........................      49           7,407,486         1.41
721 - 740 ........................      74          11,782,538         2.24
701 - 720 ........................     114          18,913,262         3.60
681 - 700 ........................     171          25,475,237         4.85
661 - 680 ........................     291          43,489,654         8.28
641 - 660 ........................     510          71,275,465        13.57
621 - 640 ........................     563          78,478,937        14.94
601 - 620 ........................     504          66,749,102        12.71
581 - 600 ........................     446          58,358,144        11.11
561 - 580.........................     385          48,439,986         9.22
541 - 560.........................     315          37,879,728         7.21
521 - 540.........................     246          31,043,541         5.91
501 - 520.........................     157          20,583,992         3.92
500 or less.......................       6           1,032,580         0.20
                                     -----        ------------       ------
         Total....................   3,860        $525,252,443       100.00%
                                     =====        ============       ======

______________________
(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Mortgage Loans in the Mortgage Pool were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.
* The weighted average Credit Bureau Risk Score of the Mortgage Loans in the Mortgage Pool was approximately 618.

   GROSS MARGINS FOR THE ADJUSTABLE RATE MORTGAGE LOANS IN THE MORTGAGE POOL*

                                                                      PERCENT OF
                                         NUMBER       AGGREGATE       AGGREGATE
                                           OF         PRINCIPAL       PRINCIPAL
                                        MORTGAGE       BALANCE         BALANCE
RANGE OF GROSS MARGINS (%)                LOANS      OUTSTANDING     OUTSTANDING
--------------------------------------  --------     ------------    -----------
3.001  -  4.000.......................       9       $  1,244,277        0.31%
4.001  -  5.000.......................      26          5,741,861        1.41
5.001  -  6.000.......................     712        118,624,855       29.13
6.001  -  7.000.......................   1,014        149,506,657       36.71
7.001  -  8.000.......................     518         68,194,240       16.75
8.001  -  9.000.......................     404         47,205,461       11.59
9.001  - 10.000.......................     147         14,347,913        3.52
10.001  - 11.000......................      29          2,216,568        0.54
11.001  - 12.000......................       2             95,726        0.02
12.001  - 13.000......................       1             69,946        0.02
                                         -----       ------------      ------
         Total........................   2,862       $407,247,505      100.00%
                                         =====       ============      ======
_____________
* The weighted average Gross Margin for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 6.820%.

           NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                     PERCENT OF
                                                      AGGREGATE       AGGREGATE
                                      NUMBER OF       PRINCIPAL       PRINCIPAL
                                       MORTGAGE        BALANCE         BALANCE
NEXT ADJUSTMENT DATE                    LOANS        OUTSTANDING     OUTSTANDING
----------------------------------    ---------     ------------     -----------
August 2003.......................         1        $     41,938          0.01%
November 2003.....................         1              37,826          0.01
June 2004.........................         1              78,038          0.02
July 2004.........................         1              96,717          0.02
September 2004....................         1             111,424          0.03
October 2004......................         5             591,235          0.15
November 2004.....................        47           6,392,598          1.57
December 2004 ....................       164          19,586,875          4.81
January 2005......................       184          23,616,569          5.80
February 2005.....................       292          41,391,424         10.16
March 2005........................       502          72,401,802         17.78
April 2005........................       475          72,065,078         17.70
May 2005..........................       514          78,805,065         19.35
June 2005.........................        34           6,088,910          1.50
October 2005......................         1              62,155          0.02
November 2005.....................         3             609,203          0.15
December 2005.....................        11           1,609,179          0.40
January 2006......................         9           1,440,623          0.35
February 2006.....................       102          12,319,937          3.03
March 2006........................       198          23,993,221          5.89
April 2006........................       259          37,886,573          9.30
May 2006..........................        41           5,837,589          1.43
June 2006.........................         1             106,400          0.03
January 2008......................         1             119,425          0.03
March 2008........................        11           1,544,437          0.38
April 2008........................         3             413,267          0.10
                                       -----        ------------        ------
         Total....................     2,862        $407,247,505        100.00%
                                       =====        ============        ======

______________

* The weighted average next adjustment date for the Adjustable Rate Mortgage Loans in the Mortgage Pool is June 2005.

          MAXIMUM MORTGAGE RATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*




                                                                      PERCENT OF
                                                      AGGREGATE       AGGREGATE
                                       NUMBER OF      PRINCIPAL       PRINCIPAL
                                       MORTGAGE        BALANCE         BALANCE
RANGE OF MAXIMUM MORTGAGE RATES (%)      LOANS       OUTSTANDING     OUTSTANDING
------------------------------------   ---------     ------------    -----------
10.001 - 10.500 ....................         3       $    281,296         0.07%
10.501 - 11.000 ....................         3            407,049         0.10
11.001 - 11.500 ....................         3            498,226         0.12
11.501 - 12.000 ....................        12          1,669,920         0.41
12.001 - 12.500 ....................       201         32,772,016         8.05
12.501 - 13.000 ....................       366         59,220,510        14.54
13.001 - 13.500 ....................       322         49,901,087        12.25
13.501 - 14.000 ....................       390         60,536,560        14.86
14.001 - 14.500.....................       452         64,571,563        15.86
14.501 - 15.000.....................       444         60,077,172        14.75
15.001 - 15.500.....................       289         35,635,011         8.75
15.501 - 16.000 ....................       233         27,120,513         6.66
16.001 - 16.500 ....................        71          8,083,086         1.98
16.501 - 17.000 ....................        49          4,254,568         1.04
17.001 - 17.500.....................        11            957,053         0.24
17.501 - 18.000.....................         9            724,195         0.18
18.001 - 18.500 ....................         2            423,946         0.10
18.501 - 19.000 ....................         2            113,735         0.03
                                         -----       ------------       ------
       Total........................     2,862       $407,247,505       100.00%
                                         =====       ============       ======

_________________

* The weighted average Maximum Rate for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 14.064%.

        INITIAL PERIODIC RATE CAP FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                     PERCENT OF
                                                     AGGREGATE        AGGREGATE
                                      NUMBER OF      PRINCIPAL        PRINCIPAL
                                      MORTGAGE        BALANCE          BALANCE
INITIAL PERIODIC RATE CAP (%)           LOANS       OUTSTANDING      OUTSTANDING
-----------------------------------   ---------    ------------      -----------
1.000 .............................        9       $  1,089,511          0.27%
1.500..............................      601        100,844,143         24.76
2.000..............................       16          3,257,194          0.80
3.000..............................    2,225        300,488,907         73.79
5.000..............................       11          1,567,752          0.38
                                       -----       ------------        ------
    Total..........................    2,862       $407,247,505        100.00%
                                       =====       ============        ======

________________

* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 2.623%.

       SUBSEQUENT PERIODIC RATE CAP FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                     PERCENT OF
                                                     AGGREGATE        AGGREGATE
                                     NUMBER OF       PRINCIPAL        PRINCIPAL
                                      MORTGAGE        BALANCE          BALANCE
SUBSEQUENT PERIODIC RATE CAP (%)       LOANS        OUTSTANDING      OUTSTANDING
--------------------------------     ---------      -----------      -----------
1.000.............................     2,180        $294,213,553        72.24%
1.500.............................       682         113,033,952        27.76
                                       -----        ------------       ------
    Total.........................     2,862        $407,247,505       100.00%
                                       =====        ============       ======

______________________
* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 1.139%.


          MINIMUM MORTGAGE RATES FOR THE ADJUSTABLE RATE MORTGAGE LOANS
                              IN THE MORTGAGE POOL*

                                                                     PERCENT OF
                                                      AGGREGATE       AGGREGATE
                                       NUMBER OF      PRINCIPAL       PRINCIPAL
                                        MORTGAGE       BALANCE         BALANCE
RANGE OF MINIMUM MORTGAGE RATES (%)      LOANS       OUTSTANDING     OUTSTANDING
-----------------------------------    ---------     ------------    -----------
 5.000 or Less......................         6       $  1,508,154       0.37%
 5.001 -  6.000.....................        95         18,115,864       4.45
 6.001 -  7.000.....................       732        122,550,060      30.09
 7.001 -  8.000.....................       794        117,579,280      28.87
 8.001 -  9.000.....................       810        105,371,978      25.87
 9.001 - 10.000.....................       341         35,023,349       8.60
10.001 - 11.000.....................        74          6,596,134       1.62
11.001 - 12.000.....................         8            388,950       0.10
12.001 - 13.000.....................         2            113,735       0.03
                                         -----       ------------     ------
         Total......................     2,862       $407,247,505     100.00%
                                         =====       ============     ======

_________________
* The weighted average Minimum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Mortgage Pool as of the Cut-off Date was approximately 7.665%.

              TYPES OF MORTGAGED PROPERTIES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                     PERCENT OF
                                                   AGGREGATE          AGGREGATE
                                   NUMBER OF       PRINCIPAL          PRINCIPAL
                                    MORTGAGE        BALANCE            BALANCE
PROPERTY TYPE                        LOANS        OUTSTANDING        OUTSTANDING
--------------------------------   ---------      ------------       -----------
Single-Family Detached..........     3,135        $ 45,012,157          79.01%
Planned Unit Development........       241          41,506,788           7.90
Two-Family Residence............       157          24,355,201           4.64
Condominium.....................       192          22,682,350           4.32
Three-Family Residence..........        42           8,453,797           1.61
Four-Family Residence...........        30           6,201,683           1.18
Single-Family Attached..........        28           3,136,952           0.60
High Rise Condominium...........        13           1,616,326           0.31
PUD Attached....................        10           1,263,461           0.24
Manufactured Housing............        11             970,224           0.18
Townhouse ......................         1              53,503           0.01
                                     -----        ------------         ------
         Total..................     3,860        $525,252,443         100.00%
                                     =====        ============         ======



                     OCCUPANCY TYPES FOR THE MORTGAGE LOANS
                             IN THE MORTGAGE POOL(1)

                                                                     PERCENT OF
                                                     AGGREGATE        AGGREGATE
                                     NUMBER OF       PRINCIPAL        PRINCIPAL
                                      MORTGAGE        BALANCE          BALANCE
OCCUPANCY                              LOANS        OUTSTANDING      OUTSTANDING
----------------------------------   ---------      -----------      -----------
Owner Occupied....................     3,511        $486,075,926       92.54%
Non-Owner Occupied................       340          37,792,720        7.20
Second Home.......................         9           1,383,797        0.26
                                       -----        ------------      ------
         Total....................     3,860        $525,252,443      100.00%
                                       =====        ============      ======


(1) Based on representations by the Mortgagors at the time of origination of the Mortgage Loans in the Mortgage Pool.

                      LOAN PURPOSES FOR THE MORTGAGE LOANS
                              IN THE MORTGAGE POOL

                                                                    PERCENT OF
                                                    AGGREGATE        AGGREGATE
                                   NUMBER OF        PRINCIPAL        PRINCIPAL
                                    MORTGAGE         BALANCE          BALANCE
LOAN PURPOSE                         LOANS         OUTSTANDING      OUTSTANDING
-------------------------------    ---------      --------------   -------------
Refinance - Cash Out...........      2,233         $303,245,479        57.73%
Purchase.......................      1,167          164,158,953        31.25
Refinance - Rate/Term..........        460           57,848,011        11.01
                                     -----         ------------       ------
         Total.................      3,860         $525,252,443       100.00%
                                     =====         ============       ======



                 CREDIT GRADE CATEGORIES FOR THE MORTGAGE LOANS
                             IN THE MORTGAGE POOL(1)

                                                                     PERCENT OF
                                                    AGGREGATE         AGGREGATE
                                   NUMBER OF        PRINCIPAL         PRINCIPAL
                                    MORTGAGE         BALANCE           BALANCE
CREDIT GRADE CATEGORY                LOANS         OUTSTANDING       OUTSTANDING
--------------------------------   ---------       ------------      -----------
A...............................     2,279         $322,457,190         61.39%
A- .............................       580           75,549,943         14.38
B...............................       567           70,816,124         13.48
C...............................       369           47,415,710          9.03
C- .............................        34            4,992,743          0.95
D...............................        31            4,420,743          0.77
                                     -----         ------------        ------
         Total..................     3,860         $525,252,443        100.00%
                                     =====         ============        ======

(1) Although the Mortgage Loans in the Mortgage Pool were originated by various originators under differing underwriting guidelines, the Mortgage Loans in the Mortgage Pool loosely correspond to the Countrywide Home Loans credit grades shown in this table. SEE "--UNDERWRITING STANDARDS" IN THE PROSPECTUS SUPPLEMENT DATED JUNE 25, 2003 OF CWABS, INC., RELATING TO ITS ASSET-BACKED CERTIFICATES, SERIES 2003-BC3.
..

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                CWABS, INC.


                                                By:      /s/ Celia Coulter
                                                     ---------------------------
                                                Name:    Celia Coulter
                                                Title:   Vice President


Dated: July 11, 2003



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